May 13, 2008 2008 UBS Global Financial Services Conference James M. Wells, III Chairman, President and Chief Executive Officer Exhibit 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2007 Annual Report on Form 10-K, Quarterly Reports
on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures are provided in the appendix to this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations and the effect of our planned transactions involving our holdings of stock in The Coca-Cola Company, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions. Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such
statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2007 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov).
Those factors include: (1) adverse changes in general
business or economic conditions could have a material adverse effect on our financial condition and results of operations; (2) changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; (3) the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; (4) changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; (5) customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; (6) customers may decide not to use banks to complete their financial transactions, which could affect net income; (7) we have businesses other than banking, which subjects us to a variety of risks; (8) hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; (9) negative public opinion could damage our reputation and adversely impact our business; (10) we rely on other companies for key components of our business infrastructure; (11) we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; (12) we depend on the accuracy and completeness of information about clients and counterparties; (13) regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; (14) competition in the financial services industry is intense and could result in losing business or reducing profit margins; (15) future legislation could harm our competitive position; (16) maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; (17) our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; (18)
significant legal actions could subject us to substantial uninsured liabilities; (19) we have in the past and may in the future pursue acquisitions,which could affect costs and from whichwe may not be able to realize anticipated benefits; (20)we depend on the expertise of key personnel withoutwhom our operations may suffer; (21)we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; (22) our accounting policies and methods are key to howwe report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; (23) changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; (24) our stock price can be volatile; (25) our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; (26) our trading assets and financial instruments carried at fair value expose the Company to certain market risks; (27) weakness in residential property values and mortgage loan markets could adversely affect us;
(28) we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults,which could harm our liquidity, results of operations and financial condition; and (29) we may enter into transactionswith off-balance sheet entities affiliated with
SunTrust or its subsidiaries which may cause us to recognize current or future losses.

SunTrust Overview
SunTrust’s Diversified Franchise, Solid Capital Structure, and Strong Balance Sheet Provide
Considerable Downside Protection Given the Current Environment.
SunTrust’s Higher Growth Footprint and Business Optimization Initiatives Will Help Drive
Operating Leverage On the Other Side of the Credit Cycle.
7.5% projected 5 year population growth vs. 4.6%
U.S. average
Projected household income growth is above the
U.S. average
Ranked top 3 in 18 of top 25 markets, representing 86%
of total MSA deposits and average deposit market share
of 18%
Investment Thesis
Top Deposit Markets
Atlanta DC Miami Orlando Tampa
% of STI Deposits 26.2% 12.5% 7.3% 5.1% 5.0%
Rank #1 #3 #5 #1 #3
Market Share
26.8% 13.3% 5.7% 18.8% 13.3%
Branches
216 181 102 73 106
Footprint
Sources:
Deposit and Share data from SNL, 2008.  Deposits as of June 30, 2007 and includes pending acquisition of GB&T.
Demographic information from Claritas, 2008

Investment Highlights
Diversified Franchise
•
Significant fee oriented activities
complement spread-based business
•
Meaningful consumer and commercial
platforms
•
Attractive, diverse geographic profile
•
Strong market share in core markets
•
Ahead of plan on E² program
•
Planned capital related actions regarding
Coca-Cola stock holdings
•
Revenue initiatives gaining momentum
•
Continue to optimize balance sheet
and business mix
•
Solid capital position before and after
Coca-Cola capital related actions
•
22 consecutive years of dividend
increases
•
Diversified credit profile and strong
credit culture
•
Diversified sources of funding
•
Aggressively managing risk positions
Solid Capital Structure and
Balance Sheet
Optimizing Results
with Strategic Initiatives
Downside
Protection
Upside
Potential

Wealth &
Investment
Mangement
16%
Retail &
Commercial
57%
Mortgage
12%
Wholesale
15%
Balanced and Diversified Business Mix
Fee
Income
40%
Net
Interest
Income
(FTE)
60%
Total Revenue FTE -
2007¹
Rising Contribution of Fee Income²
Fee
Income
32%
Net
Interest
Income
(FTE)
68%
1997
2007
1.  Excludes Corporate/Other and Reconciling Items, as defined in the Company’s 10-K filing
2.  Excludes Securities Gains/Losses

Balanced and Diversified Business Mix
•
1,678 branches, 2,509 ATMs, and 794 Commercial Relationship Managers
•
3
rd
largest bank in the Southeast
•
Network optimization effort accomplished with 1Q 2008 expenses down 2% from 1Q 2007
Retail
&
Commercial
Wholesale
•
Focused relationship strategy with people and products aligned around three key client segments: STRH Corporate Banking, Middle Market and Commercial Real Estate
•
Debt Capital Markets core customer revenue up 16% in 2007
Mortgage
•
Prime based platform---approximately 98% of 1Q 2008 originations were conforming
•
$155.5 billion mortgage servicing portfolio, up 12% over the past year
•
Ranked #7 in purchase originations and #10 in total originations in 2007 by Inside
Mortgage Finance
•
Highest ranked origination service quality in retail originations by JD Power in 2007;
second highest ranked origination service quality overall
Wealth &
Investment
Management
•
$140.4 billion in AUM and $39.3 billion in retail brokerage assets
•
Rated most prestigious wealth management firm among regional banks in the 2007 Luxury Brand
Status Index Survey
•
RidgeWorth Capital Management is the 34
th
largest money manager of US institutional tax-exempt
assets
1
•
RidgeWorth Family of Funds ranked among the top 15 fund families by Barron’s
1.  Source: Pensions & Investments DataBook 2007 using AUM as of 12/31/2006

Balanced and Diversified Business Mix
Branches and Deposits by State¹
1,685 Branches
Other
7%
Florida
31%
North Carolina
11%
Tennessee
10%
Virginia
14%
Georgia
19%
Maryland
8%
$123 Billion in Deposits²
Other
6%
Florida
29%
North
Carolina
7%
Tennessee
9%
Virginia
13%
Georgia
30%
Maryland
6%
SunTrust’s Footprint Extends Across Some of the Most Attractive
Markets in the U.S.
1. Source:  SNL, 2008. Deposits as of June 30, 2007
2. Deposit balances as of June, 2007 from Company financial statements.  State breakdown from SNL as of June, 2007
According to Forbes, 9 of top 25 best metropolitan areas for business are within SunTrust’s footprint

Capital & Balance Sheet
Focused On Enhancing Liquidity and Maintaining Strong Capital
Ratios
Liquidity position is stronger
•
Strong and stable core deposit base
•
Balance sheet deleveraging in 2006/2007 reduced risk profile
•
Access to diverse pools of secured funding, including $9.3 billion FHLB advances and
$7.1 billion of unpledged securities
•
Prudently managing liquidity:
Capital ratios strengthening
• Issued $685 million capital securities in 1Q 2008, replacing securities redeemed in 2007
• Issued $500 million subordinated debt in 1Q 2008
• Planned transactions regarding stock holdings in The Coca-Cola Company expected to be completed during 2Q 2008
Materially reduced the bank’s overnight funding position
Maintained significant unsecured borrowing capacity
Supplemented holding company liquidity

Capital & Balance Sheet
Proactively Reducing Risk Profile
4Q07 2Q07 1Q07 4Q06 3Q07 3Q06 2Q06
Sold $3bn in
mortgages
and student
loans
Sold $2.9bn in
investment
securities
Sold $1.5bn in
investment
securities and
completed capital
restructuring plan
Delevered balance sheet
by $9-$9.5bn in
conjunction with early
adoption of SFAS
157/159
Reduced securitization
exposure (CLO, SBA,
CDO and RMBS)
to $142mm from
$1bn at 3Q07
Sold 9% of Coke
holdings; announced
review of remaining
Coke position
1Q08
54% ($1.9bn) reduction
in higher risk trading
assets

Funding Profile $173.6 bn $170.5 bn
March 31, 2008
Core Deposits, 61%
Other Deposits, 7%
Short-Term Borrowings¹, 7%
Long-Term Borrowings, 14%
Capital, 11%
June 30, 2006
Core Deposits, 57%
Other Deposits, 15%
Short-Term Borrowings¹, 8%
Long-Term Borrowings, 10%
Capital, 10%
A Large and Stable Deposit Base is Our Primary Source of
Liquidity
1. Includes Fed Funds, Repos, and other short-term borrowings
Capital & Balance Sheet

($)
CAGR = 12%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E

Solid Capital Position and Attractive Dividend Growth
Dividend History
0.83
0.93
1.00
1.38
1.48
1.60
1.72
1.80
2.00
2.20
2.44
2.92
3.08
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
1. Total average equity to total average assets ratio was 10.21% at 3/31/08. A reconciliation between tangible equity to assets ratio and total equity to assets ratio is provided in the appendix to this presentation
2. Includes estimated $1 billion or more of Tier 1 capital from Coke transaction
3. Estimated excess tangible capital post Coke transactions calculated as tangible equity in excess of 5%. Excess Tier 1 Ratio and Leverage Ratio capital calculated as capital in excess of Federal Reserve definition of “well-capitalized” (6.0% Tier 1/RWA and 5.0% Leverage Ratio)
Capital & Balance Sheet
Capital Position
Proforma
1Q 2008 Proforma Excess
Reported Post Coke
Capital
3
Tangible Capital
1
6.5% 6.5% 2.6 bn
Tier 1 Ratio
2
7.2% 7.9% 3.1 bn
Leverage Ratio
2
7.2% 7.9% 4.7 bn

Credit Perspective
Provision $560.0  $356.8 $203.2
Net Charge-Offs $297.2         $168.0 $129.2
Net ALLL Increase           $262.8         $188.8          $  74.0
Nonperforming Loan Ratio 1.67%          1.19%           0.48%
1Q 2008 4Q 2007 Change
($ in millions)
Credit Deteriorated in the First Quarter and Allowance to Loan
Ratio Increased 20 bps
Net Charge-Off Ratio 0.97%         0.55%           0.42%
Allowance to Loan Ratio                       1.25%          1.05%           0.20%
30 – 89 Days Past Due                          1.52%          1.53% -0.01%

Residential
Mortgages
36%
Consumer
13%
Construction
8%
Home Equity
Lines
32%
Commercial
11%
Credit Perspective
Residential
Mortgages
53%
Consumer
2%
Construction
26%
Home Equity
Lines
11%
Commercial
5%
Commercial
Real Estate
3%
Nonaccrual Loans at 3/31/08 1Q 2008 Net Charge-offs
Loan Portfolio 3/31/08
Residential
Mortgages
27%
Consumer
10%
Construction
10%
Home Equity
Lines
12%
Commercial
30%
Commercial
Real Estate
11%

Credit Perspective
Balance % of C/O Ratio       C/O Ratio         NPL          NPL
3/31/08 Portfolio 1Q08 4Q07  1Q08 Ratio
Commercial $37,307 30%                  0.35%              0.35%          $ 98           0.26%
Real Estate Commercial                             12,894       11                                            -0.02                64           0.50
Consumer – Direct                                         4,192            3                     0.78                 0.42
Consumer – Indirect                                      7,305             6                     1.52                 1.16
Credit Card                                                      808              1
Real Estate Home Equity Lines                 15,134            12                    2.64                 1.23               235           1.55
Real Estate 1-4 Family                                33,092             27   1.29                  0.70            1,073      3.24
Real Estate Construction                           12,981       10                    0.74                 0.20            521           4.01
Restructured Loans 31
Total Loans                                            $123,713          100%                0.97%              0.55%        $2,069          1.67%
Commercial Subtotal                              50,201         41                      0.26                 0.26 162           0.32
Consumer Subtotal                                 12,305        10                     1.21                 0.89             47            0.38
Real Estate Subtotal                                61,207     49                    1.49                 0.71          1,829           2.99
Commercial and Consumer Portfolios Performing Well Overall
($ in millions)

The Subset of Portfolios That Are Under Stress Comprise 13% of
the Total Loan Book and We Have Taken Aggressive Actions to
Mitigate Risk
Credit Perspective
Actions
• Significantly increased reserves
• Tightened underwriting on Lot loans
• Eliminated Alt-A lending
• Eliminated >90% LTV production
from all channels
• Added restrictions on LTVs, DTI, and
FICO
• Resulted in 70% reduction in new
volume in Q4 2007
• Identified less well positioned builders
and engaged in risk mitigation
• Added controls, tightened
underwriting, and implemented special
guidelines for certain markets
Nonaccrual Loans Original  Current % of Total 3/31/08
na
na
na
717
736
715
633
666
729
FICO
0.9% $989 87% $107,104 Core Portfolio
6.3% 1,049 13% 16,609 Total
5.5% 118 na 2% 2,135 Residential A&D
7.4% 189 na 2% 2,543
Residential
Construction
2.6% 30 86% 1% 1,162 FL 81-90% CLTV
1.8% 48 95% 2% 2,705 CLTV > 90%
4.1% 76 86% 2% 1,857 3rd Party Originated
Home Equity Lines
13.0% 61 97% 0% 470 Alt-A 2
nd
22.3% 242 77% 1% 1,085 Alt-A 1
st
7.7% $122 84% 1% $1,575 Lot Loans
2%
Portfolio
5.3% 163 na 3,077 Construction Perm
Construction
Residential Mortgages
% of Bal Balance CLTV Balance ($ in millions)

E² Efficiency and Productivity Program
$325¹
$215
(Actual)
$530¹
Total
Initial Goals
First Revision
of Goals
Second Revision
of Goals
2007 Actual/Goal 2008 Goal 2009 Goal
$205
$135
2007 expense savings
of $215 million was
119% of goal
Increased goals for the
second time since
program inception
2009 gross expense
savings represent 11%
of 2006 expense base²
Expect $500 Million in 2008 Benefits, Up $150 Million; 2009
Program Goal Increased to $600 Million
1. Gross cost savings goals include approximately $50 million of interest expense savings related to reduced financing costs from disposition of corporate real estate, which will be fully realized beginning in 2Q 2008
2. Does not include initial costs, non-recurring expense reductions, and non-recurring gains associated with E2 implementation
($ in millions)
$600¹
Total
$350
$500
$215
(Actual)

E² Efficiency and Productivity Program
Investing For Growth
E²
Expense Savings
•
Approximately 2,400 primarily non-customer
contact employee positions, or 7% of the
workforce, will be eliminated by year end 2008
•
1,600 eliminated by year end 2007
•
Implemented New Credit Support Structure
to streamline commercial credit processes
•
Decision turn around reduced from
roughly 1 week to under 3 days for most
routine requests
•
Total corporate real estate sales exceeded
$1 billion, including over 25 office buildings
and over 400 branches
•
Over 150 supplier management projects
driving expected savings approaching 10%
of vendor spending
•
Expect to open approximately 40 branches in
2008
•
Client and deposit acquisition oriented
marketing campaigns
•
Treasury & Payment Solutions products
•
Technology for Mortgage originations,
Wealth Unified Managed Asset accounts,
and Retail sales and service platform

Revenue Initiatives
•
Recent deposit initiatives contributed to a 6% growth in consumer checking account households for the 12 months ended February of 2008
•
Continuing focus on cultivating SunTrust@work
program—targeting employees of commercial
businesses for consumer banking relationships
•
Treasury and payments products sales up 11% in 2007
•
Increase penetration of smaller business clients with additional relationship managers and streamlined credit process
Retail &
Commercial
•
Gaining market share through selective growth and sales force productivity improvement
•
Increased mortgage penetration of bank households from 18.0% to 19.6% during 12 months ended
December 2007
Mortgage
•
Increase cross-sales of Capital Markets products to Wholesale, Commercial, and Wealth & Investment
Management clients
•
Increase market share in the Middle Market segment through the creation of a targeted group focused on combining local delivery with corporate finance/traditional banking expertise
Wholesale
•
Implemented investment process utilizing cutting edge overlay technology, providing unified account management to clients
•
Rolled-out RidgeWorth Capital Management to better focus on investment management teams, culture, and process in order to position the firm for increased sales and distribution externally
•
Continue development of specialized teams focused on the specific needs of clients in wealth creating sectors such as the Medical, Legal, Sports and Entertainment fields and Commercial and Real Estate clients
Wealth &
Investment
Management

Refine Business Mix
•
GB&T Bancshares, Inc.
•
Inlign Wealth Management, LLC
•
Alpha Asset Management
•
TBK Investments, Inc.
Investing in Core Businesses Divesting Selectively
•
First Mercantile Trust Co.
•
Corporate Trust Business
•
Stock Transfer Business
•
Lighthouse (fund of funds manager)
•
Receivables Capital Management Division
Enhanced Business Mix to Focus on Core Competencies

Investment Highlights
Diversified Franchise
•
Significant fee oriented activities
complement spread based business
•
Meaningful consumer and commercial
platforms
•
Attractive, diverse geographic profile
•
Strong market share in core markets
•
Ahead of plan on E² program
•
Planned capital related actions regarding
Coca-Cola stock holdings
•
Revenue initiatives gaining momentum
•
Continue to optimize balance sheet
and business mix
•
Solid capital position before and after
Coca-Cola capital related actions
•
22 consecutive years of dividend
increases
•
Diversified credit profile and strong
credit culture
•
Diversified sources of funding
•
Aggressively managing risk positions
Solid Capital Structure and
Balance Sheet
Optimizing Results
with Strategic Initiatives
Downside
Protection
Upside
Potential

May 13, 2008 2008 UBS Global Financial Services Conference

21 Appendix

Non GAAP Reconcilement
($ in thousands)
March 31
2008
Total Shareholders' Equity $18,431,448
Goodwill (6,923,033)
Other Intangible Assets including MSRs (1,430,268)
MSRs 1,143,405
Tangible Equity 11,221,552
Total Assets 178,986,947
Goodwill (6,923,033)
Other Intangible Assets including MSRs (1,430,268)
MSRs 1,143,405
Tangible Assets $171,777,051
Tangible Equity to Tangible Assets 6.53%